Exhibit 99.1

Rallybio Corporation and Candid Therapeutics Announce Merger Agreement

Combined company to operate as Candid Therapeutics, advancing a leading portfolio of T-cell engager therapeutics for autoimmune diseases

Concurrent significantly oversubscribed and upsized financing of over $505 million committed by a syndicate of leading healthcare institutional investors and mutual funds expected to fund operations through 2030

Companies to hold joint conference call on March 2, 2026 at 8:30 AM ET

NEW HAVEN, Conn. and San Diego, CA, March 2, 2026 — Rallybio Corporation (Nasdaq: RLYB) (“Rallybio”) and Candid Therapeutics, Inc. (“Candid”), a global clinical-stage biotechnology company advancing a leading portfolio of T-cell engager (“TCE”) therapeutics for autoimmune diseases, today announced that they have entered into a definitive agreement pursuant to which Rallybio will acquire Candid through a merger transaction (the “Merger”). Upon completion of the Merger, the combined company expects to operate under the name Candid Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “CDRX”.

In connection with the Merger, Candid entered into subscription agreements for a concurrent oversubscribed and upsized private financing of over $505 million in gross proceeds (the “Financing” and, together with the Merger, the “Transaction”) with a syndicate of leading healthcare institutional investors and mutual funds, including Venrock Healthcare Capital Partners, RA Capital Management, Janus Henderson Investors, accounts advised by T. Rowe Price Associates, Inc., venBio Partners, Viking Global Investors, Cormorant Asset Management, Foresite Capital, Soleus Capital, TCGX, Vivo Capital, a life sciences focused institutional investor, several additional mutual funds and other institutional investors. The combined company’s cash balance at closing is expected to fund operations through 2030, supporting the advancement of Candid’s diversified pipeline of TCE programs through multiple clinical milestones, including the initiation and clinical readouts of Phase 2 studies for cizutamig, a B-cell maturation antigen (“BCMA”) targeting TCE, in myasthenia gravis and interstitial lung disease (“ILD”) secondary to rheumatological diseases.

The Transaction has been unanimously approved by the boards of directors of both companies and is expected to close in mid-2026, subject to certain closing conditions, including the approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) to register the shares of Rallybio common stock to be issued in connection with the Transaction, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust

Improvements Act and the satisfaction of other customary closing conditions. Following closing, pre-Transaction Rallybio equityholders are expected to own approximately 3.65% of the combined company, and pre-Transaction Candid equityholders (inclusive of investors participating in the Financing) are expected to own approximately 96.35% of the combined company, calculated on a treasury stock method basis and assuming Rallybio has net cash at closing of $37.5 million. In addition, pre-closing Rallybio stockholders will receive contingent value rights (“CVRs”) entitling them to a portion of certain cash proceeds received by the combined company from its previously announced sale of interests in REV102 and potential disposition of Rallybio’s other legacy assets.

Transaction Highlights

•

One of the most advanced and diversified TCE pipelines in autoimmune disease, providing significant optionality: Candid has built a leading portfolio of TCE therapeutics for autoimmune disease spanning a wide spectrum of B-cell and plasma cell targets with ongoing clinical studies in over 10 indications:

•

Cizutamig, a BCMA TCE: Cizutamig has the potential to be the first- and best-in-class BCMA TCE for autoimmune disease, with 87 total patients dosed including 47 autoimmune patients across multiple indications. Cizutamig has demonstrated favorable tolerability with low rates of mild cytokine release syndrome (“CRS”). Emerging clinical data suggest deeper therapeutic activity with less frequent dosing than the anti-FcRn drug class. Global Phase 2 studies in myasthenia gravis and ILD are planned to initiate in 2026.

•

Potentially best-in-class profile TCEs against CD19 and/or CD20: CND261, a CD20 TCE, has been dosed in over 100 patients across oncology and autoimmune indications, with low rates of CRS and early evidence of deep tissue B-cell depletion. CND319, a dual targeting CD19 and CD20 TCE, has demonstrated a promising therapeutic index profile in non-human primate studies, with first-in-human studies planned for mid-2026.

•	Additional preclinical programs, including a dual targeting BCMA and CD19 TCE, are also part of the pipeline.

•

Well-capitalized to execute: Pro-forma cash of approximately $700 million at closing is expected to provide the combined company with a strong financial foundation to advance its pipeline through multiple value-creating milestones.

•

Experienced leadership team: The combined company will be led by Dr. Ken Song, Chairman, President and CEO of Candid, with a management team that brings deep expertise in autoimmune drug development, TCE biology, and global clinical operations.

Dr. Ken Song, M.D., Chairman, President and Chief Executive Officer of Candid Therapeutics, said: “This transaction marks an exciting moment for Candid as we lead the development of TCEs for patients with autoimmune diseases. By combining with Rallybio and securing over $505 million in new financing from a distinguished group of healthcare investors, we have the resources to advance what we view as a transformative therapeutic modality. With Phase 2 studies planned for cizutamig in 2026 and a rich pipeline of next-generation TCE programs, we will continue to push forward this new drug class.”

Dr. Stephen Uden, M.D., Co-Founder and Chief Executive Officer of Rallybio, said: “We are pleased to announce this transaction, which we believe represents a compelling opportunity for Rallybio stockholders to participate in the future value creation of a well-capitalized, clinical-stage company with a differentiated and broad portfolio of TCE drug candidates. Candid’s clinical data in myasthenia gravis and across its autoimmune pipeline, combined with the strong endorsement of leading healthcare investors further substantiates the merit of this transaction.”

About the Proposed Transactions

Under the terms of the merger agreement, Rallybio will acquire Candid pursuant to the Merger. At closing, Candid stockholders will receive newly issued shares of Rallybio common stock, with the exchange ratio to be determined based on the relative valuations of the two companies at closing. Immediately following closing, the combined company will change its name to Candid Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “CDRX”.

In connection with the Transaction, a syndicate of leading healthcare institutional investors and mutual funds has committed to invest over $505 million in a concurrent private financing in Candid. The Financing is expected to close immediately prior to the Merger. In connection with the Transaction certain stockholders of Candid and Rallybio have executed support agreements, pursuant to which they have agreed to vote all their shares of capital stock in favor of the Transaction.

Wedbush Securities Inc. is serving as financial advisor and Cooley LLP is serving as legal counsel to Candid. Evercore is serving as lead financial advisor, Citizens Capital Markets & Advisory is serving as co-financial advisor, and Ropes & Gray LLP is serving as legal counsel to Rallybio. Jefferies, BofA Securities, TD Cowen and Cantor Fitzgerald are serving as placement agents for the concurrent private financing. Latham & Watkins LLP is serving as legal counsel to the placement agents.

Conference Call Information

Rallybio and Candid will host a joint conference call and webcast on March 2, 2026 at 8:30 AM ET. Please access the presentation by clicking on the following link: https://edge.media-server.com/mmc/p/jb9yzuyf

About Candid Therapeutics

Candid Therapeutics is a clinical-stage biotechnology company focused on transforming the treatment of autoimmune and inflammatory diseases through novel T-cell engager (TCE) platforms. Candid is advancing two lead B-cell depleting TCEs, with a goal to broadly explore the potential of TCEs across multiple autoimmune diseases by targeting different B-cell protein targets, as well as evaluating different depths of B-cell depletion. For more information, visit www.candidrx.com.

About Cizutamig

Cizutamig is a bispecific antibody that can bind to B-cell maturation antigen (BCMA) on B-cells and CD3 on T-cells, enabling T-cell–mediated cytotoxicity against BCMA-expressing B-cells. Purposely designed to maintain cytotoxicity while limiting cytokine release, cizutamig has been clinically evaluated in patients with multiple myeloma and autoimmune diseases. Cizutamig is currently in multiple clinical studies across various autoimmune diseases.

About Rallybio

Rallybio (NASDAQ: RLYB) is a clinical-stage biotechnology company with a mission to develop and commercialize life-transforming therapies for patients with severe and rare diseases. Rallybio has built a pipeline of promising product candidates aimed at addressing diseases with unmet medical need in areas of complement dysregulation and hematology. The Company’s lead program, RLYB116, is a differentiated C5 inhibitor with the potential to treat diseases of complement dysregulation, with an initial focus on immune platelet transfusion refractoriness and refractory antiphospholipid syndrome. Rallybio’s pipeline also includes RLYB332, a preclinical long-acting matriptase-2 antibody for the treatment of diseases of iron overload. Rallybio is headquartered in New Haven, Connecticut. For more information, please visit www.Rallybio.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected management team of the combined company; expectations regarding the structure, timing and completion of the Financing, including investment amounts from investors, expected proceeds and impact on ownership structure; the combined company’s expected cash position at closing of the proposed Merger and the combined company’s cash runway following the proposed the Transaction; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results; the potential of Rallybio stockholders to receive consideration pursuant to the CVRs; and other statements that are not historical fact. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Rallybio, Candid or the proposed Transactions herein will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Rallybio’s and Candid’s control. Rallybio’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the merger agreement and the transactions contemplated thereby, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Rallybio and Candid to consummate the proposed Merger; (iii) risks related to Rallybio’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or regulatory entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Rallybio’s stockholders and Candid’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Rallybio’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the proposed Transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Candid’s product candidates and platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the Financing is not consummated; (xv) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement and any agreements entered into in connection therewith; and (xvi) the possibility that holders of CVRs may never receive any proceeds therefrom. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Rallybio’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each filed with the SEC, and in other filings that Rallybio makes and will make with the SEC in connection with the proposed merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Rallybio expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Rallybio or Candid.

Participants in the Solicitation

This communication relates to the proposed Transaction involving Rallybio and Candid and may be deemed to be solicitation material in respect of the proposed Transaction. In connection with the proposed Transaction, Rallybio will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Rallybio may file with the SEC and or send to Rallybio’s stockholders in connection with the proposed merger transaction. Rallybio, Candid, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Rallybio’s stockholders with respect to the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of Rallybio is set forth in its proxy statement, which was filed with the SEC on April 7, 2025, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RALLYBIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RALLYBIO, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U. S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Rallybio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Rallybio with the SEC will also be available free of charge on Rallybio’s website at investors.rallybio.com, or by contacting Rallybio’s Investor Relations at investors@rallybio.com.

Investor Relations – Candid Therapeutics:

Arvind Kush

Info@candidrx.com

Investor and Media Relations – Rallybio:

Samantha Tracy

Rallybio Corporation

(475) 47-RALLY (Ext. 282)

investors@rallybio.com

Kevin Lui

Precision AQ

(212) 698-8691

Kevin.Lui@precisionaq.com